FORM N-CSR ITEM 10(c) EXHIBIT


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of HIGH INCOME PORTFOLIO (the "Portfolio"), that:

     (a) the Semi-Annual Report of the "Portfolio" on Form N-CSR for the period ended April 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the "Portfolio" for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE "PORTFOLIO" AND WILL BE RETAINED BY THE "PORTFOLIO" AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: June 18, 2003
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/s/ Barbara E. Campbell
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Barbara E. Campbell
Treasurer

Date: June 18, 2003


/s/ Michael W. Weilheimer
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Michael W. Weilheimer
President